                                                                   EXHIBIT 10.21

                               FIRST MODIFICATION
                            OF REAL ESTATE LIEN NOTE

                  This First Modification of Real Estate Lien Note (this "MODIFICATION") is made as of August 1st, 2001 by and between Robert J. DiNicola ("MAKER") and Zale Delaware, Inc., a Delaware corporation ("PAYEE") under the following circumstances:

                                    RECITALS:

                  A. Maker has executed and delivered to Payee its Real Estate Lien Note dated April 6, 2001 in the face amount of $2,149,000.00 (the "ORIGINAL NOTE") evidencing a certain loan (the "LOAN") from Payee to Maker in the original principal amount of $2,149,000.00.

                  B. The Original Note is, and as modified by this modification, remains and shall remain secured by that certain deed of trust, from Maker and Jeanne C. DiNicola to Robert d. Fortson, as trustee for the benefit of Payee, dated as of April 6, 2001 and recorded in Volume 2001068, Page 06127, Dallas County, Texas Records (the "DEED OF TRUST"), which Deed of Trust encumbers certain real property of Maker and Jeanne C. DiNicola located in Dallas County, Texas and commonly known as 6211 Saint Andrews Drive, Dallas, Texas, all as more particularly described in the Deed of Trust.

                  C. Payee and Maker (the "PARTIES") desire to supplement and amend the terms of the Original Note by the terms and provisions of this Modification.

                                   AGREEMENTS:

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by each of the Parties hereto, the Parties hereby agree as follows:

1. Original Note. As used in the Original Note and in this Modification, the term "NOTE" means and refers to the Original Note as amended and supplemented by this Modification, and as hereafter further amended, supplemented, modified, restated and replaced from time to time. Capitalized terms used but not defined herein have the meanings provided in the Original Note. The Original Note as amended hereby shall incorporate by reference the definitions contained in the Recitals to this Modification, all of which Recitals are hereby acknowledged by Maker to be true and correct in all respects.

2. Terms of Payment. That Section entitled "Terms of Payment" contained on page 2 of the Original Note is hereby modified, amended and restated in its entirety as follows:

                  "Payments of interest only shall be due and payable monthly on the 6th day of each month, commencing on May 6, 2001 and continuing on the 6th day of each month thereafter through and including the 6th day of July, 2006. The entire outstanding principle balance and all accrued and unpaid interest shall be due and payable in full on August 1, 2006 (the "MATURITY DATE").



FIRST MODIFICATION OF
REAL ESTATE LIEN NOTE

                  Maker acknowledges and agrees with Payee that a "balloon payment" will be required on the Maturity Date. A payment schedule is attached hereto as Schedule 1.

3. Schedule 1 attached to the Original Note is hereby deleted in its entirety, and Schedule 1 attached hereto and incorporated herein by this reference is hereby substituted in lieu thereof.

                  IN WITNESS WHEREOF, Maker and Payee, intending to be legally bound, have each executed and delivered this Modification under seal as of the day and year first above written.




WITNESS:                               MAKER:

/s/ STEPHEN C. MASSANELLI              /s/ ROBERT J. DINICOLA             (SEAL)
----------------------------------     -----------------------------------
Name: STEPHEN C. MASSANELLI            Name: Robert J. DiNicola





                       [Signatures continued on next page]

                    [Signatures continued from previous page]


                                       PAYEE:
ATTEST:                                ZALE DELAWARE, INC., a Delaware
                                       corporation


/s/ STEPHEN C. MASSANELLI              By: /s/ SUE E. GOVE
----------------------------------     -----------------------------------------
STEPHEN C. MASSANELLI                  Name: SUE E. GOVE
                                       Title: EXECUTIVE VICE PRESIDENT
[Corporate Seal]

                                   SCHEDULE 1



MAKER:                         ROBERT J. DINICOLA
LOAN AMOUNT                      $ 2,149,000.00
INTEREST RATE                             7.25%
CLOSING DATE                          06-APR-01

Payments Calculated on 30/360 day basis

         DUE DATE                    INTEREST                   PRINCIPAL                   TOTAL
         --------                    --------                   ---------                   -----
06-May-01                        $      12,983.54           $           -              $   12,983.54
06-Jun-01                        $      12,983.54           $           -              $   12,983.54
06-Jul-01                        $      12,983.54           $           -              $   12,983.54
06-Aug-01                        $      12,983.54           $           -              $   12,983.54
06-Sep-01                        $      12,983.54           $           -              $   12,983.54
06-Oct-01                        $      12,983.54           $           -              $   12,983.54
06-Nov-01                        $      12,983.54           $           -              $   12,983.54
06-Dec-01                        $      12,983.54           $           -              $   12,983.54
06-Jan-02                        $      12,983.54           $           -              $   12,983.54
06-Feb-02                        $      12,983.54           $           -              $   12,983.54
06-Mar-02                        $      12,983.54           $           -              $   12,983.54
06-Apr-02                        $      12,983.54           $           -              $   12,983.54
06-May-02                        $      12,983.54           $           -              $   12,983.54
06-Jun-02                        $      12,983.54           $           -              $   12,983.54
06-Jul-02                        $      12,983.54           $           -              $   12,983.54
06-Aug-02                        $      12,983.54           $           -              $   12,983.54
06-Sep-02                        $      12,983.54           $           -              $   12,983.54
06-Oct-02                        $      12,983.54           $           -              $   12,983.54
06-Nov-02                        $      12,983.54           $           -              $   12,983.54
06-Dec-02                        $      12,983.54           $           -              $   12,983.54
06-Jan-03                        $      12,983.54           $           -              $   12,983.54
06-Feb-03                        $      12,983.54           $           -              $   12,983.54
06-Mar-03                        $      12,983.54           $           -              $   12,983.54
06-Apr-03                        $      12,983.54           $           -              $   12,983.54
06-May-03                        $      12,983.54           $           -              $   12,983.54
06-Jun-03                        $      12,983.54           $           -              $   12,983.54
06-Jul-03                        $      12,983.54           $           -              $   12,983.54
06-Aug-03                        $      12,983.54           $           -              $   12,983.54
06-Sep-03                        $      12,983.54           $           -              $   12,983.54
06-Oct-03                        $      12,983.54           $           -              $   12,983.54
06-Nov-03                        $      12,983.54           $           -              $   12,983.54
06-Dec-03                        $      12,983.54           $           -              $   12,983.54

         DUE DATE                    INTEREST                   PRINCIPAL                   TOTAL
         --------                    --------                   ---------                   -----
06-Jan-04                        $      12,983.54           $           -              $   12,983.54
06-Feb-04                        $      12,983.54           $           -              $   12,983.54
06-Mar-04                        $      12,983.54           $           -              $   12,983.54
06-Apr-04                        $      12,983.54           $           -              $   12,983.54
06-May-04                        $      12,983.54           $           -              $   12,983.54
06-Jun-04                        $      12,983.54           $           -              $   12,983.54
06-Jul-04                        $      12,983.54           $           -              $   12,983.54
06-Aug-04                        $      12,983.54           $           -              $   12,983.54
06-Sep-04                        $      12,983.54           $           -              $   12,983.54
06-Oct-04                        $      12,983.54           $           -              $   12,983.54
06-Nov-04                        $      12,983.54           $           -              $   12,983.54
06-Dec-04                        $      12,983.54           $           -              $   12,983.54
06-Jan-05                        $      12,983.54           $           -              $   12,983.54
06-Feb-05                        $      12,983.54           $           -              $   12,983.54
06-Mar-05                        $      12,983.54           $           -              $   12,983.54
06-Apr-05                        $      12,983.54           $           -              $   12,983.54
06-May-05                        $      12,983.54           $           -              $   12,983.54
06-Jun-05                        $      12,983.54           $           -              $   12,983.54
06-Jul-05                        $      12,983.54           $           -              $   12,983.54
06-Aug-05                        $      12,983.54           $           -              $   12,983.54
06-Sep-05                        $      12,983.54           $           -              $   12,983.54
06-Oct-05                        $      12,983.54           $           -              $   12,983.54
06-Nov-05                        $      12,983.54           $           -              $   12,983.54
06-Dec-05                        $      12,983.54           $           -              $   12,983.54
06-Jan-06                        $      12,983.54           $           -              $   12,983.54
06-Feb-06                        $      12,983.54           $           -              $   12,983.54
06-Mar-06                        $      12,983.54           $           -              $   12,983.54
06-Apr-06                        $      12,983.54           $           -              $   12,983.54
06-May-06                        $      12,983.54           $           -              $   12,983.54
06-Jun-06                        $      12,983.54           $           -              $   12,983.54
06-Jul-06                        $      12,983.54           $           -              $   12,983.54
01-Aug-06                        $      11,252.40           $2,149,000.00              $2,160,252.40